UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported March 10, 2020)

RADNET, Inc.

(Exact name of registrant as specified in its Charter)

Delaware	001-33307	13-3326724
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1510 Cotner Avenue
Los Angeles, California 90025
(Address of Principal Executive Offices) (Zip Code)

(310) 445-2800
(Registrant’s Telephone Number, Including Area Code)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.0001 par value	RDNT	NASDAQ Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b) )

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c) )

Item 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On March 12, 2020 RadNet, Inc. (“RadNet”) issued a press release and held a conference call regarding our financial results for the fourth quarter and year ended December 31, 2019. A copy of the press release is furnished as Exhibit 99.1 and a copy of the transcript of the conference call is furnished as Exhibit 99.2 to this Current Report.

The information in Item 2.02 of this Current Report, including Exhibit 99.1 and Exhibit 99.2 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in Item 2.02 of this Current Report, including Exhibit 99.1 and Exhibit 99.2 shall not be incorporated by reference into any registration statement or other document filed with the Commission.

Item 3.02	UNREGISTERED SALE OF EQUITY SECURITIES

On March 10, 2020, RadNet entered into an agreement to acquire all of the outstanding equity interests of DeepHealth, Inc., a Delaware corporation (“DeepHealth”). Based in Cambridge, Massachusetts, DeepHealth is an artificial intelligence and machine learning company, initially focused on developing solutions for the medical interpretation of mammography exams. The acquisition is subject to customary terms and conditions, and is expected to close on or about April 1, 2020. If the acquisition is completed, DeepHealth, will become a wholly-owned subsidiary of the Company. DeepHealth would not constitute a significant subsidiary for accounting purposes.

Consideration for the acquisition includes up to 1,000,000 shares of RadNet common stock that will be issued to the holders of DeepHealth common stock and options in connection with the closing, subject to an indemnification holdback, in exchange for all of the outstanding equity interests in DeepHealth. The agreement also provides for the issuance of up to an additional 1,500,000 shares of common stock to those holders upon DeepHealth’s achievement of three performance milestones, including establishing approval from the Food and Drug Administration (FDA) for certain mammography and prostate algorithms and for demonstrating certain features, functionality and radiologist productivity.

Our common stock is being offered and sold to a limited number of investors in a privately negotiated transaction pursuant to the exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended.

RadNet issued a press release related to the DeepHealth acquisition on March 11, 2020, a copy of which is included as Exhibit 99.3 to this Current Report.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit Number	Description of Exhibit

99.1	Press Release dated March 12, 2020 relating to RadNet, Inc.’s financial results for the year ended December 31, 2019.

99.2	Transcript of March 12, 2020 earnings conference call.

99.3	Press release dated March 11, 2020 related to the acquisition of DeepHealth, Inc.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 12, 2020	RADNET, INC.
By: /s/ Mark D. Stolper Name: Mark D. Stolper Title: Chief Financial Officer

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